                                                                    Exhibit 99.3

                      HUNTINGTON BANCSHARES INCORPORATED
                          Quarterly Financial Review
                                   June 2001





                               Table of Contents
                               -----------------

Consolidated Financial Highlights............................................      1

Consolidated Balance Sheets..................................................      2

Consolidated Statements of Income............................................      3

Loans and Deposits...........................................................      4

Non-Interest Income and Non-Interest Expense.................................      5

Consolidated Average Balances and Interest Rates (Quarterly).................  6 & 7

Selected Quarterly Income Statement Data.....................................      8

Stock Summary, Key Ratios and Statistics, and Capital Data...................      9

Loan Loss Reserves and Asset Quality.........................................     10

                      Huntington Bancshares Incorporated
                       Consolidated Financial Highlights
                          On an Operating Basis /(1)/
                   (in thousands, except per share amounts)

                                                              ------------      -----------     ----------
For the Three Months Ended June 30,                               2001              2000         % Change
----------------------------------------------------------    ------------      -----------     ----------
Net Income................................................    $    74,504       $    97,521       (23.6)%
Per Common Share Amounts/(2)/.............................                                           (2)
     Net income
          Basic...........................................    $      0.30       $      0.40       (25.0)
          Diluted.........................................    $      0.30       $      0.40       (25.0)
     Cash dividends declared..............................    $      0.20       $      0.18        11.1
Average Common Shares Outstanding-Diluted /(2)/...........        251,448           245,652         2.4
Key Ratios
Return on:
     Average total assets.................................           1.05%             1.37%      (23.4)
     Average shareholders' equity.........................          12.43%            17.79%      (30.1)
Efficiency ratio..........................................          58.59%            53.90%        8.7
Average equity/average assets.............................           8.48%             7.72%        9.8
Net interest margin.......................................           3.97%             3.72%        6.7

Tangible or "Cash Basis" Ratios /(3)/
Net Income Per Common Share -- Diluted /(2)/..............    $      0.33       $      0.42       (21.4)
Return on:
     Average total assets.................................           1.19%             1.49%      (20.1)
     Average shareholders' equity.........................          13.72%            18.97%      (27.7)

                                                              ------------      -----------     ----------
For the Six Months Ended June 30,                                 2001              2000         % Change
----------------------------------------------------------    ------------      -----------     ----------
Net Income................................................    $   142,370       $   201,694       (29.4)%
Per Common Share Amounts /(2)/
     Net income
          Basic...........................................    $      0.57       $      0.82       (30.5)
          Diluted.........................................    $      0.57       $      0.82       (30.5)
     Cash dividends declared..............................    $      0.40       $      0.36        11.1
Average Common Shares Outstanding-Diluted /(2)/...........        251,479           247,431         1.6
Key Ratios
Return on:
     Average total assets.................................           1.01%             1.41%      (28.4)
     Average shareholders' equity.........................          11.98%            18.39%      (34.9)
Efficiency ratio..........................................          60.23%            53.91%       11.7
Average equity/average assets.............................           8.47%             7.67%       10.4
Net interest margin.......................................           3.95%             3.75%        5.3

Tangible or "Cash Basis" Ratios /(3)/
Net Income Per Common Share -- Diluted /(2)/..............    $      0.63       $      0.87       (27.6)
Return on:
     Average total assets.................................           1.15%             1.53%      (24.8)
     Average shareholders' equity.........................          13.29%            19.57%      (32.1)

/(1)/ Income component excludes the after-tax impact of $72,127 of
      Restructuring and Other Charges.
/(2)/ Adjusted for stock splits and stock dividends, as applicable.
/(3)/ Tangible or "Cash Basis" net income excludes amortization of goodwill.
      Related asset amount excluded from total assets and shareholders' equity.

                      Huntington Bancshares Incorporated
                          Consolidated Balance Sheets
                           (in thousands of dollars)


                                                                               ------------    ------------    ------------
                                                                                 June 30,      December 31,      June 30,
                                                                                   2001            2000            2000
                                                                               ------------    ------------    ------------
Assets
Cash and due from banks.....................................................   $    908,686    $  1,322,700    $  1,139,025
Interest bearing deposits in banks..........................................          4,893           4,970           4,976
Trading account securities..................................................          4,291           4,723          24,310
Federal funds sold and securities
  purchased under resale agreements.........................................         59,725         133,183         137,203
Loans held for sale.........................................................        376,671         155,104         100,900
Securities available for sale - at fair value...............................      3,190,686       4,090,525       4,357,699
Investment securities - fair value $15,159; $16,414;
  and $17,254, respectively.................................................         14,978          16,336          17,609
Total loans /(1)/...........................................................     21,127,862      20,610,191      20,522,443
  Less allowance for loan losses............................................        352,243         297,880         296,891
                                                                               ------------    ------------    ------------
Net loans...................................................................     20,775,619      20,312,311      20,225,552
                                                                               ------------    ------------    ------------
Bank owned life insurance...................................................        824,062         804,941         784,070
Premises and equipment......................................................        457,749         454,844         439,007
Customers' acceptance liability.............................................         15,335          17,366          13,532
Accrued income and other assets.............................................      1,315,455       1,282,374       1,340,480
                                                                               ------------    ------------    ------------

Total Assets................................................................   $ 27,948,150    $ 28,599,377    $ 28,584,363
                                                                               ============    ============    ============

Liabilities and Shareholders' Equity
Total deposits /(1)/........................................................   $ 18,996,922    $ 19,777,245    $ 19,758,934
Short-term borrowings.......................................................      2,585,773       1,987,759       1,720,611
Bank acceptances outstanding................................................         15,337          17,366          13,532
Medium-term notes...........................................................      1,983,603       2,467,150       2,939,150
Subordinated notes and other long-term debt.................................        890,371         870,976         870,756
Company obligated mandatorily redeemable preferred
  capital securities of subsidiary trusts holding solely
  junior subordinated debentures of the Parent Company......................        300,000         300,000         300,000
Accrued expenses and other liabilities......................................        822,622         812,834         714,726
                                                                               ------------    ------------    ------------
  Total Liabilities.........................................................     25,594,628      26,233,330      26,317,709
                                                                               ------------    ------------    ------------

Shareholders' equity
  Preferred stock - authorized 6,617,808 shares;
    none outstanding........................................................             --              --              --
  Common stock - without par value; authorized
    500,000,000 shares; issued 257,866,255;
    257,866,255; and 233,844,820 shares, respectively;
    outstanding 251,056,761; 250,859,470; and
    228,502,954 shares, respectively........................................      2,490,682       2,493,645       2,253,224
  Less 6,809,494; 7,006,765; and 5,341,866
    treasury shares, respectively...........................................       (125,095)       (129,432)       (122,245)
  Accumulated other comprehensive income....................................         (8,388)        (24,520)       (105,987)
  Retained earnings.........................................................         (3,677)         26,354         241,662
                                                                               ------------    ------------    ------------
  Total Shareholders' Equity................................................      2,353,522       2,366,047       2,266,654
                                                                               ------------    ------------    ------------

Total Liabilities and Shareholders' Equity..................................   $ 27,948,150    $ 28,599,377    $ 28,584,363
                                                                               ============    ============    ============

                                                                               ------------    ------------    ------------

(1) See page 4 for detail on total loans and total deposits.

                      Huntington Bancshares Incorporated
                       Consolidated Statements of Income
              (in thousands of dollars, except per share amounts)

                                                    -----------------------------------       -----------------------------------
                                                            Three Months Ended                         Six Months Ended
                                                                 June 30,                                  June 30,
                                                    -----------------------------------       -----------------------------------
On an Operating Basis/(1)/                               2001                 2000                 2001                 2000
--------------------------------------------------  ---------------      --------------       ---------------       -------------
Interest and fee income
   Loans..........................................  $       434,697      $      448,597       $       881,482       $     888,243
   Securities.....................................           55,434              66,891               119,268             140,042
   Other..........................................            8,828               4,008                16,184               6,768
                                                    ---------------      --------------       ---------------       -------------
            Total Interest Income.................          498,959             519,496             1,016,934           1,035,053
                                                    ---------------      --------------       ---------------       -------------
Interest expense
   Deposits.......................................          170,288             192,213               355,369             374,862
   Short-term borrowings..........................           30,039              25,216                63,202              49,980
   Medium-term notes..............................           32,940              48,839                69,603              99,197
   Subordinated notes and other long-term debt....           17,659              20,422                37,603              37,517
                                                    ---------------      --------------       ---------------       -------------
            Total Interest Expense................          250,926             286,690               525,777             561,556
                                                    ---------------      --------------       ---------------       -------------

            Net Interest Income...................          248,033             232,806               491,157             473,497
Provision for loan losses.........................           45,777              15,834                79,241              31,535
                                                    ---------------      --------------       ---------------       -------------
            Net Interest Income
                 After Provision for Loan Losses..          202,256             216,972               411,916             441,962
                                                    ---------------      --------------       ---------------       -------------

Total non-interest income/(2)/....................          133,453             115,664               251,177             241,358
Total non-interest expense/(2)/...................          233,296             198,076               467,386             398,182
                                                    ---------------      --------------       ---------------       -------------

            Income Before Income Taxes............          102,413             134,560               195,707             285,138
Provision for income taxes........................           27,909              37,039                53,337              83,444
                                                    ---------------      --------------       ---------------       -------------

            Net Income............................  $        74,504      $       97,521       $       142,370       $     201,694
                                                    ===============      ==============       ===============       =============

  Per Common Share /(3)/
   Net income
       Basic......................................  $          0.30      $         0.40       $          0.57       $        0.82
       Diluted....................................  $          0.30      $         0.40       $          0.57       $        0.82

   Cash dividends declared........................  $          0.20      $         0.18       $          0.40       $        0.36

  Average Common Shares /(3)/
       Basic......................................      251,024,374         244,834,775           250,983,996         246,404,512
       Diluted....................................      251,447,651         245,651,908           251,479,136         247,431,449

                                                    ---------------      --------------       ---------------       -------------

/(1)/ Excludes the after-tax impact of $72,127 of Restructuring and Other
      Charges.
/(2)/ See page 5 for detail of non-interest income and non-interest expense. /(3)/ Adjusted for stock splits and stock dividends, as applicable.

                      Huntington Bancshares Incorporated

                              Loans and Deposits
                          (in thousands of dollars)



--------------------------------------------------------------------------------
 Loan Portfolio Composition
--------------------------------------------------------------------------------

                                                           -----------------------  --------------------  ----------------------
                                                                 June 30, 2001        December 31, 2000         June 30, 2000
                                                           -----------------------  --------------------  ----------------------
                                                              Balance         %       Balance       %        Balance       %
                                                           -------------  --------  ------------ -------  -----------   --------
Commercial (unearned income $1,196; $1,538; $1,958).......    6,753,809      32.0   $   6,633,985   32.2  $  6,552,186    31.8
Real Estate
    Construction..........................................    1,335,208       6.3       1,318,899    6.4     1,277,718     6.2
    Commercial............................................    2,304,603      10.9       2,253,477   10.9     2,186,768    10.7
Consumer
    Loans (unearned income $3,521; $4,150; $4,933)........    6,695,233      31.7       6,388,036   31.0     6,230,548    30.4
    Leases (unearned income $520,564; $515,445; $470,868).    3,194,592      15.1       3,069,210   14.9     2,930,547    14.3
    Residential Mortgage..................................      844,417       4.0         946,584    4.6     1,344,676     6.6
                                                           ------------              ------------         ------------

     Total Loans.......................................... $ 21,127,862     100.0    $ 20,610,191  100.0  $ 20,522,443   100.0
                                                           ============              ============         ============

--------------------------------------------------------------------------------
 Deposit Composition
--------------------------------------------------------------------------------

                                                            -----------------------  --------------------  ----------------------
                                                                  June 30, 2001        December 31, 2000         June 30, 2000
                                                            -----------------------  --------------------  ----------------------
                                                               Balance         %       Balance       %        Balance       %
                                                            -------------  --------  ------------ -------  -----------   --------
Demand deposits
     Non-interest bearing.................................. $  3,258,252      17.2   $  3,480,876   17.6   $ 3,498,325     17.7
     Interest bearing......................................    4,878,355      25.7      4,645,127   23.5     4,373,313     22.1
Savings deposits...........................................    3,640,318      19.2      3,527,796   17.8     3,670,456     18.6
Certificates of deposit
    Less than $100,000.....................................    5,447,117      28.7      5,938,486   30.0     5,847,359     29.6
    $100,000 or more.......................................    1,262,827       6.6      1,520,547    7.7     1,547,303      7.8
                                                            ------------             ------------          -----------
      Total core deposits..................................   18,486,869      97.4     19,112,832   96.6    18,936,756     95.8
                                                            ------------             ------------          -----------
Other domestic time deposits...............................      100,233       0.5        256,106    1.3       416,693      2.1
Foreign time deposits......................................      409,820       2.1        408,307    2.1       405,485      2.1
                                                            ------------             ------------          -----------

       Total Deposits...................................... $ 18,996,922     100.0   $ 19,777,245  100.0   $19,758,934    100.0
                                                            ============             ============          ===========

                      Huntington Bancshares Incorporated
                  Noninterest Income and Noninterest Expense
                           (in thousands of dollars)


--------------------------------------------------------------------------------
 Analysis of Non-Interest Income
--------------------------------------------------------------------------------

                                                    ---------------------     ----------      -----------------------   ---------
                                                      Three Months Ended                           Six Months Ended
                                                           June 30,                                    June 30,
                                                    ---------------------       Percent       -----------------------    Percent
On an Operating Basis/(1)/                             2001         2000        Change           2001         2000       Change
------------------------------------------------    --------       ------     ----------      --------      ---------   ---------
 Service charges on deposit accounts............    $ 40,673     $ 40,097          1.4%        $ 79,580     $ 81,757       (2.7)%
 Brokerage and insurance income.................      19,388       13,945         39.0           38,156       29,229      30. 5
 Mortgage banking...............................      18,733        8,122        130.6           28,764       16,637      72. 9
 Trust services.................................      15,178       13,165         15.3           29,492       26,028      13. 3
 Electronic banking fees........................      12,217       11,250          8.6           23,315       21,099      10. 5
 Bank Owned Life Insurance income...............       9,561        9,486          0.8           19,121       18,672       2. 4
 Other..........................................      14,956       19,485        (23.2)          27,924       23,059      21. 1
                                                    --------     --------                      --------     --------   --------

 Total Non-Interest income before securities
    gains.......................................     130,706      115,550         13.1          246,352      216,481      13. 8
 Securities gains...............................       2,747          114          N.M.           4,825       24,877        N.M.
                                                    --------     --------                      --------     --------   --------

 Total Non-Interest Income......................    $133,453     $115,664         15.4%        $251,177     $241,358        4.1%
                                                    ========     ========                      ========     ========   ========

--------------------------------------------------------------------------------
 Analysis of Non-Interest Expense
--------------------------------------------------------------------------------

                                                    ---------------------     ----------      ----------------------  ----------
                                                      Three Months Ended                           Six Months Ended
                                                           June 30,                                    June 30,
                                                     --------------------       Percent        ---------------------     Percent
On an Operating Basis/(1)/                             2001         2000         Change          2001          2000       Change
------------------------------------------------     --------    --------     ----------       --------     --------   ----------
 Personnel and related costs....................     $122,068    $104,133         17.2%        $239,730     $206,477       16.1%
 Equipment......................................       19,844      18,863          5.2           39,816       38,275        4.0
 Net occupancy..................................       18,188      18,613         (2.3)          37,968       37,748        0.6
 Outside data processing and other services.....       17,671      15,336         15.2           34,325       30,338       13.1
 Amortization of intangible assets..............       10,435       9,206         13.4           21,011       18,402       14.2
 Marketing......................................        7,852       7,742          1.4           17,791       15,735       13.1
 Telecommunications.............................        7,207       6,472         11.4           14,332       13,221        8.4
 Legal and other professional services..........        6,763       4,815         40.5           11,732        9,315       26.0
 Printing and supplies..........................        4,565       4,956         (7.9)           9,624        9,573        0.5
 Franchise and other taxes......................        2,246       2,635        (14.8)           4,366        5,073      (13.9)
 Other..........................................       16,457       5,305        210.2           36,691       14,025      161.6
                                                    ---------    --------                      --------     --------   --------

 Total Non-Interest Expense.....................     $233,296    $198,076         17.8%        $467,386     $398,182       17.4%
                                                    =========    ========                      ========     ========   ========

/(1)/ Excludes the impact Restructuring and Other Charges.
      N.M. - Not Meaningful.

Huntington Bancshares Incorporated
--------------------------------------------------------------------------------
Consolidated Average Balances and Interest Rates (Quarterly Data)

                                                           -------------------------       --------------------------
                                                             Second Quarter 2001               First Quarter 2001
                                                            ------------------------       --------------------------
Fully Tax Equivalent Basis/(1)/                              Average        Yield/            Average         Yield/
(in millions of dollars)                                     Balance         Rate             Balance          Rate
-------------------------------------------------           ---------    -----------       ------------      --------
Assets
Interest bearing deposits in banks...............           $      5       5.27%           $        5         5.05%
Trading account securities.......................                 39       5.15                     48         5.52
Federal funds sold and securities purchased
   under resale agreements.......................                 93       4.21                    164         5.78
Mortgages held for sale..........................                420       6.96                    240         7.19
Securities:
      Taxable....................................              3,368       6.26                  3,606         6.72
      Tax exempt.................................                201       7.26                    248         7.55
                                                            ---------                      ------------
           Total Securities......................              3,569       6.32                  3,854         6.77
                                                            ---------                      ------------
Loans:
     Commercial..................................              6,741       7.44                  6,678         8.19
     Real Estate
          Construction...........................              1,303       7.43                  1,263         8.31
          Commercial.............................              2,294       7.92                  2,324         8.40
     Consumer
           Loans.................................              6,552       8.57                  6,397         8.95
           Leases................................              3,189       6.71                  3,082         6.90
           Residential Mortgage..................                942       7.72                    960         7.91
                                                            ---------                      ------------
           Total Consumer........................             10,683       7.94                 10,439         8.25
                                                            ---------                      ------------
Total Loans......................................             21,021       7.75                 20,704         8.25
                                                            ---------                      ------------
Allowance for loan losses........................                316                               307
                                                            ---------                      ------------
Net loans /(2)/..................................             20,705       8.31                 20,397         8.74
                                                            ---------                      ------------
Total earning assets.............................             25,147       7.98%                25,015         8.39%
                                                            ---------                      ------------
Cash and due from banks..........................                903                               950
All other assets.................................              2,608                             2,579
                                                            ---------                      ------------
Total Assets.....................................           $ 28,342                       $    28,237
                                                            =========                      ============

Liabilities and Shareholders' Equity
Core deposits
     Non-interest bearing deposits...............           $  3,245                       $     3,211
     Interest bearing demand deposits............              4,799       2.87%                 4,597         3.29%
     Savings deposits............................              3,547       3.42                  3,505         3.85
     Certificates of deposit.....................              7,012       5.74                  7,318         6.01
                                                            ---------                      ------------
          Total core deposits....................             18,603       3.55                 18,631         3.89
                                                            ---------                      ------------
Other domestic time deposits.....................                118       5.57                    167         6.37
Foreign time deposits............................                377       4.11                    267         5.45
                                                            ---------                      ------------
     Total deposits..............................             19,098       3.58                 19,065         3.94
                                                            ---------                      ------------
Short-term borrowings............................              2,759       4.37                  2,504         5.37
Medium-term notes................................              2,005       6.59                  2,240         6.64
Subordinated notes and other long-term debt,
   including preferred capital securities........              1,180       5.96                  1,171         6.81
                                                            ---------                      ------------
     Interest bearing liabilities................             21,797       4.62%                 21,769        5.12%
                                                            ---------                      ------------
All other liabilities............................                897                               869
Shareholders' equity.............................              2,403                             2,388
                                                            ---------                      ------------
Total Liabilities and Shareholders' Equity                  $ 28,342                       $    28,237
                                                            =========                      ============
                                                            ---------                      ------------


Net interest rate spread............................                       3.36%                               3.27%
Impact of non-interest bearing funds on margin......                       0.61%                               0.66%
Net Interest Margin.................................                       3.97%                               3.93%

____________________________________________________
/(1)/ Fully tax equivalent yields are calculated assuming a 35% tax rate.

/(2)/ Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

Huntington Bancshares Incorporated
--------------------------------------------------------------------------------
Consolidated Average Balances and Interest Rates (Quarterly Data)

                                                         ---------------------   ---------------------   ---------------------
                                                          Fourth Quarter 2000      Third Quarter 2000     Second Quarter 2000
---------------------------------------------------      ---------------------   ---------------------   ---------------------
Fully Tax Equivalent Basis/(1)/                            Average     Yield/      Average     Yield/      Average     Yield/
(in millions of dollars)                                   Balance      Rate       Balance      Rate       Balance      Rate
---------------------------------------------------      ----------   --------   ----------   --------   ----------   --------
Assets
Interest bearing deposits in banks.................       $      5      5.50%    $       5      6.13%    $       6      5.13%
Trading account securities.........................             17      6.56            11      6.54            18      8.67
Federal funds sold and securities purchased
   under resale agreements.........................             85      6.53           136      6.43           105      6.10
Mortgages held for sale............................            129      7.74            99      8.51            99      8.11
Securities:
      Taxable......................................          4,410      6.31         4,273      6.33         4,067      6.20
      Tax exempt...................................            264      7.53           270      7.57           276      7.63
                                                         ----------              ----------              ----------
           Total Securities........................          4,674      6.38         4,543      6.40         4,343      6.29
                                                         ----------              ----------              ----------
Loans:
     Commercial....................................          6,543      8.65         6,454      8.74         6,439      8.65
     Real Estate
          Construction.............................          1,306      8.87         1,283      8.88         1,254      8.72
          Commercial...............................          2,227      8.64         2,193      8.60         2,172      8.51
     Consumer
           Loans...................................          6,425      8.90         6,392      8.82         6,530      8.38
           Leases..................................          3,049      6.92         2,976      6.79         2,895      6.71
           Residential Mortgage....................            940      7.94         1,325      7.64         1,473      7.62
                                                         ----------              ----------              ----------
           Total Consumer..........................         10,414      8.24        10,693      8.11        10,898      7.83
                                                         ----------              ----------              ----------
Total Loans........................................         20,490      8.45        20,623      8.41        20,763      8.21
                                                         ----------              ----------              ----------
Allowance for loan losses..........................            302                     302                     302
                                                         ----------              ----------              ----------
Net loans /(2)/......................................       20,188      8.96        20,321      8.90        20,461      8.69
                                                         ----------              ----------              ----------
Total earning assets...............................         25,400      8.47%       25,417      8.43%       25,334      8.27%
                                                         ----------              ----------              ----------
Cash and due from banks............................            960                     968                   1,046
All other assets...................................          2,597                   2,615                   2,496
                                                         ----------              ----------              ----------
Total Assets.......................................       $ 28,655               $  28,698               $  28,574
                                                         ----------              ==========              ==========

Liabilities and Shareholders' Equity
Core deposits
     Non-interest bearing deposits.................       $  3,308               $   3,425               $   3,485
     Interest bearing demand deposits..............          4,496      3.62%        4,385      3.47%        4,228      3.32%
     Savings deposits..............................          3,498      4.28         3,528      4.14         3,583      4.21
     Certificates of deposit.......................          7,522      6.07         7,450      5.94         7,247      5.64
                                                         ----------              ----------              ----------
          Total core deposits......................         18,824      4.96        18,788      4.82        18,543      4.65
                                                         ----------              ----------              ----------
Other domestic time deposits.......................            365      6.68           433      6.55           506      6.28
Foreign time deposits..............................            322      6.37           561      6.63           626      6.66
                                                         ----------              ----------              ----------
     Total deposits................................         19,511      5.02        19,782      4.93        19,675      4.78
                                                         ----------              ----------              ----------
Short-term borrowings..............................          2,133      6.00         2,014      6.12         1,761      5.77
Medium-term notes..................................          2,665      6.85         2,592      6.81         3,042      6.46
Subordinated notes and other long-term debt,
   including preferred capital securities..........          1,171      7.42         1,171      7.39         1,148      7.08
                                                         ----------              ----------              ----------
     Interest bearing liabilities..................         22,172      5.46%       22,134      5.39%       22,141      5.21%
                                                         ----------              ----------              ----------
All other liabilities..............................            822                     787                     743
Shareholders' equity...............................          2,353                   2,352                   2,205
                                                         ----------              ----------              ----------
Total Liabilities and Shareholders' Equity.........       $ 28,655               $  28,698               $  28,574
                                                         ==========              ==========              ==========

                                                         ----------              ----------              ----------

Net interest rate spread...........................                     3.01%                   3.04%                   3.06%
Impact of non-interest bearing funds on margin.....                     0.69%                   0.70%                   0.66%
Net Interest Margin................................                     3.70%                   3.74%                   3.72%
---------------------------------------------------                   --------                --------                --------

/(1)/ Fully tax equivalent yields are calculated assuming a 35% tax rate. /(2)/ Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

                      Huntington Bancshares Incorporated
                   Selected Quarterly Income Statement Data
              (in thousands of dollars, except per share amounts)

                                                      -------------------   ------------------------------
                                                              2001                       2000
                                                      -------------------   ------------------------------
On an Operating Basis /(1)/                              2 Q        1 Q        4 Q        3 Q        2 Q
----------------------------------------------------  --------   --------   --------   --------   --------
Total Interest Income...............................  $498,959   $517,975   $537,661   $535,791   $519,496
Total Interest Expense..............................   250,926    274,851    304,595    299,922    286,690
                                                      --------   --------   --------   --------   --------
Net Interest Income.................................   248,033    243,124    233,066    235,869    232,806
Provision for loan losses...........................    45,777     33,464     32,548     26,396     15,834
                                                      --------   --------   --------   --------   --------
Net Interest Income After
  Provision for Loan Losses.........................   202,256    209,660    200,518    209,473    216,972
                                                      --------   --------   --------   --------   --------
Service charges on deposit accounts.................    40,673     38,907     39,248     39,722     40,097
Brokerage and insurance income......................    19,388     18,768     17,078     15,564     13,945
Mortgage banking....................................    18,733     10,031     11,976      9,412      8,122
Trust services......................................    15,178     14,314     14,404     13,181     13,165
Electronic banking fees.............................    12,217     11,098     11,546     11,238     11,250
Bank Owned Life Insurance income....................     9,561      9,560     11,086      9,786      9,486
Other...............................................    14,956     12,968     24,366     11,370     19,485
                                                      --------   --------   --------   --------   --------
Total Non-Interest Income before securities
   gains............................................   130,706    115,646    129,704    110,273    115,550
Securities gains....................................     2,747      2,078        845     11,379        114
                                                      --------   --------   --------   --------   --------
Total Non-Interest Income...........................   133,453    117,724    130,549    121,652    115,664
                                                      --------   --------   --------   --------   --------
Personnel and related costs.........................   122,068    117,662    105,810    109,463    104,133
Equipment...........................................    19,844     19,972     20,811     18,983     18,863
Net occupancy.......................................    18,188     19,780     18,614     19,520     18,613
Outside data processing and other services..........    17,671     16,654     16,142     15,531     15,336
Amortization of intangible assets...................    10,435     10,576     10,494     10,311      9,206
Marketing...........................................     7,852      9,939     10,592      8,557      7,742
Telecommunications..................................     7,207      7,125      6,524      6,480      6,472
Legal and other professional services...............     6,763      4,969      6,785      4,719      4,815
Printing and supplies...............................     4,565      5,059      5,212      4,849      4,956
Franchise and other taxes...........................     2,246      2,120      3,163      2,841      2,635
Other...............................................    16,457     20,234     19,703     12,331      5,305
                                                      --------   --------   --------   --------   --------

Total Non-Interest Expense..........................   233,296    234,090    223,850    213,585    198,076
                                                      --------   --------   --------   --------   --------
Income Before Income Taxes..........................   102,413     93,294    107,217    117,540    134,560
Provision for income taxes..........................    27,909     25,428     30,995     34,510     37,039
                                                      --------   --------   --------   --------   --------

Net Income..........................................  $ 74,504   $ 67,866   $ 76,222   $ 83,030   $ 97,521
                                                      ========   ========   ========   ========   ========

Per Common Share /(2)/
 Net income
     Diluted........................................  $   0.30   $   0.27   $   0.30   $   0.33   $   0.40
     Diluted - Cash Basis...........................  $   0.33   $   0.30   $   0.33   $   0.36   $   0.42
 Cash Dividends Declared............................  $   0.20   $   0.20   $   0.20   $   0.20   $   0.18

Fully Tax Equivalent Margin:
Net Interest Income.................................  $248,033   $243,124   $233,066   $235,869   $232,806
Tax Equivalent Adjustment /(3)/.....................     1,616      2,002      2,057      2,022      2,074
                                                      --------   --------   --------   --------   --------
Tax Equivalent Net Interest Income..................  $249,649   $245,126   $235,123   $237,891   $234,880
                                                      ========   ========   ========   ========   ========
                                                      --------   ---------  --------   --------   --------

/(1)/ Excludes the after-tax impact of Restructuring and Other Charges ($72,127 in 2Q 2001 and $32,500 in 3Q 2000).

/(2)/ Adjusted for stock splits and stock dividends, as applicable.

/(3)/ Calculated assuming a 35% tax rate.

                      Huntington Bancshares Incorporated
          Stock Summary, Key Ratios and Statistics, and Capital Data



--------------------------------------------------------------------------------
Quarterly Common Stock Summary/(1)/
--------------------------------------------------------------------------------

                                                   -----------------------------     --------------------------------------------
                                                               2001                                      2000
                                                   -----------------------------     --------------------------------------------
                                                        2 Q             1 Q              4 Q             3 Q              2 Q
                                                   -------------    ------------     ------------    ------------      ----------
High...........................................     $   17.00       $  18.000         $ 16.375       $ 18.813          $ 21.307
Low............................................        13.875          12.625           12.516         14.375            14.091
Close..........................................        16.375          14.250           16.188         14.688            14.375
Cash dividends declared........................     $    0.20       $    0.20         $   0.20       $   0.20          $   0.18

                                                   -------------    ------------     ------------    ------------      ----------

Note: Stock price quotations were obtained from NASDAQ.


--------------------------------------------------------------------------------
Key Ratios and Statistics
--------------------------------------------------------------------------------

                                                   -----------------------------     --------------------------------------------
Margin Analysis - As a %                                       2001                                      2000
                                                   -----------------------------     --------------------------------------------
of Average Earning Assets/(2)/                          2 Q             1 Q              4 Q             3 Q              2 QQ
----------------------------------------------     -------------    ------------     ------------    ------------      ----------
Interest Income...............................           7.98%           8.39%            8.47%          8.43%             8.27%
Interest Expense..............................           4.01%           4.46%            4.77%          4.69%             4.55%
                                                   -------------    ------------     ------------    ------------      ----------
     Net Interest Margin......................           3.97%           3.93%            3.70%          3.74%             3.72%
                                                   =============    ============     ============    ============      ==========

Return on/(3)/
----------------------------------------------
Average total assets..........................           1.05%           0.97%            1.06%          1.15%             1.37%
Average total assets - cash basis.............           1.19%           1.11%            1.19%          1.29%             1.49%

Average shareholders' equity..................          12.43%          11.53%           12.89%         14.04%            17.79%
Average shareholders' equity - cash basis.....          13.72%          12.86%           14.20%         15.33%            18.97%

Efficiency Ratio/(3)/.........................          58.59%          61.95%           58.48%         58.38%            53.90%

Effective tax rate/(3)/.......................          27.25%          27.26%           28.91%         29.36%            27.53%

                                                   -------------    ------------     ------------    ------------      ----------

--------------------------------------------------------------------------------
Capital Data
--------------------------------------------------------------------------------

                                                   -----------------------------     --------------------------------------------
                                                               2001                                      2000
                                                   -----------------------------     --------------------------------------------
(in millions of dollars)                                2 Q             1 Q              4 Q             3 Q              2 QQ
----------------------------------------------     -------------    ------------     ------------    ------------      ----------
Total Risk-Adjusted Assets/(4)/...............      $  27,378       $  27,230         $ 26,880       $ 26,370          $ 25,900

Tier 1 Risk-Based Capital Ratio/(4)/..........           7.00%           7.20%            7.19%          7.20%             7.40%
Total Risk-Based Capital Ratio/(4)/...........          10.19%          10.33%           10.46%         10.64%            10.90%
Tier 1 Leverage Ratio/(4)/....................           6.94%           7.13%            6.93%          6.80%             6.89%

Tangible Equity/Asset Ratio...................           5.97%           6.01%            5.87%          5.73%             5.78%

                                                   -------------    ------------     ------------    ------------      ----------

/(1)/ Adjusted for stock splits and stock dividends, as applicable.
/(2)/ Presented on a fully tax equivalent basis assuming a 35% tax rate.
/(3)/ Income component excludes the impact of Restructuring and Other Charges. /(4)/ Estimated.

                      Huntington Bancshares Incorporated
                     Loan Loss Reserves and Asset Quality
                           (in thousands of dollars)



--------------------------------------------------------------------------------
Loan Loss Experience
--------------------------------------------------------------------------------


                                                               ------------------------------    ----------------------------------
                                                                       Three Months Ended            Six Months Ended
                                                                            June 30,                      June 30,
                                                               ------------------------------    ----------------------------------
                                                                  2001/(1)/        2000           2001/(1)/               2000
                                                               --------------   -------------    -------------        -------------

Allowance for loan losses, beginning of period..............   $      301,777   $     296,743    $     297,880        $     299,309
Allowance acquired..........................................              ---           7,900              ---                7,900
Loan losses.................................................          (75,472)        (22,810)        (111,121)             (48,417)
Recoveries of loans previously charged off..................           10,007           7,280           17,563               14,620
Allowance of securitized loans..............................           (1,564)         (8,056)          (3,038)              (8,056)
Provision for loan losses...................................          117,495          15,834          150,959               31,535
                                                               --------------   -------------    -------------        -------------

Allowance for loan losses end of period.....................   $      352,243   $     296,891    $     352,243        $     296,891
                                                               ==============   =============    =============        =============


As a % of average total loans
  Net loan losses--annualized...............................             1.25%           0.30%            0.90%                0.33%
  Net loan losses--annualized excluding special charges.....             0.73%           0.30%            0.64%                0.33%
Allowance for loan losses as a % of total loans.............             1.67%           1.45%            1.67%                1.45%
Net loan loss coverage /(2)/................................             2.26x           9.68x            2.94x                9.37x

                                                               --------------   -------------    -------------        -------------

 /(1)/ Including restructuring and other charges unless otherwise indicated.

 /(2)/ Income before taxes (excluding restructuring and other charges) and the provision for loan losses to net loan losses.


--------------------------------------------------------------------------------
Non-Performing Assets and Past Due Loans
--------------------------------------------------------------------------------

                                               ------------------------------   ----------------------------------------------------
                                                             2001                                        2000
                                               ------------------------------   ----------------------------------------------------
                                                    2 Q                 1 Q            4 Q              3 Q               2 Q
                                               -------------   --------------   -------------    -------------     -------------
Non-accrual loans:
Commercial...................................  $     116,044   $       62,716   $      55,804    $      44,918     $      45,138
Real Estate
   Construction..............................          4,572            6,735           8,687            7,973             8,736
   Commercial................................         22,298           28,158          18,015           13,722            12,714
   Residential...............................         11,868           11,949          10,174            8,588            11,548
                                               -------------   --------------   -------------    -------------     -------------
Total Nonaccrual Loans.......................        154,782          109,558          92,680           75,201            78,136
Renegotiated loans...........................          1,290            1,297           1,304            1,311             1,317
                                               -------------   --------------   -------------    -------------     -------------

Total Non-Performing Loans...................        156,072          110,855          93,984           76,512            79,453
Other real estate, net.......................          9,913           14,031          11,413           11,982            15,670
                                               -------------   --------------   -------------    -------------     -------------

Total Non-Performing Assets..................  $     165,985   $      124,886   $     105,397    $      88,494     $      95,123
                                               =============   ==============   =============    =============     =============

Non-performing loans as a
   % of total loans..........................           0.74%            0.53%           0.46%            0.38%             0.39%
Non-performing assets as a
   % of total loans and other real estate....           0.79%            0.60%           0.51%            0.44%             0.46%
Allowance for loan losses as a % of
   non-performing loans......................         225.69%          272.23%         316.95%          385.15%           373.67%
Allowance for loan losses and other real
   estate as a % of non-performing assets....         211.20%          239.42%         279.16%          326.77%           306.89%

Accruing loans past due 90 days or more......  $      67,077   $      102,658   $      80,306    $      80,290     $      62,775
                                               =============   ==============   =============    =============     =============

                                               -------------   --------------   -------------    -------------     -------------

                             Huntington Bancshares
                                 Incorporated

                                    [LOGO]

                              Second Quarter 2001

                                Earnings Review
                                 July 17, 2001

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD LOOKING STATEMENT DISCLOSURE

================================================================================

Today's conference call and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including:


 .  Changes in economic conditions

 .  Movements in interest rates

 .  Competitive pressures on product pricing and services

 .  Success and timing of business strategies

 .  The successful integration of acquired businesses

 .  The nature, extent and timing of governmental actions and reforms

 .  Extended disruption of vital infrastructure


All forward-looking statements included in this conference call and discussion, included related questions and answers, are based on information available at the time of the call. Huntington assumes no obligation to update any forward-looking statement.

[LOGO]

Today's speakers                                           [LOGO]

---------------------------------------------------------------------
---------------------------------------------------------------------

     ----------------------------------------------------------

          Tom Hoaglin

               President and Chief Executive Officer


          Mike McMennamin

               Vice Chairman and Chief Financial Officer

     -----------------------------------------------------------

Second Quarter 2001 Operating Earnings  [LOGO]
================================================================================
     ($ In Millions)

                          Reported        Charges        Operating
Net Interest Income       $  248.0                       $   248.0

Provision                   (117.5)       $ (71.7)           (45.8)

Non-Interest Income          130.7                           130.7

Security Gains                (2.5)          (5.3)             2.7

Non-Interest Expense        (267.3)         (34.0)          (233.3)
                          --------        -------        ---------
Pre-Tax Income            $   (8.6)       $(110.0)       $   102.4)
                          --------        -------        ---------
Net Income                $    2.4        $ (72.1)       $    74.5
                          --------        =======        ---------
EPS                       $   0.O1                       $    0.30
                          ========                       =========

Estimated Restructuring and other Charges                               [LOGO]
================================================================================

                                        -------------            Timing
                                                         ---------------------
($ in millions)                            Total            2Q          3Q-4Q
                                           -------       --------      -------
Restructuring                              $  64                        $  64
     Branches/ATMs/ops
     Florida retention/transition
     Corporate overhead
     Facilities
     e-Commerce

Impairment                                    45            37              8

     I/O strip
     PG&E
     Auto residuals
     Other

Credit                                        72            72             --
     120 day delinquencies
     Sub-prime auto
     Truck & equipment

Other reserves                                34             2             32
                                           -------       ---------     -------
Total pre-tax charge                       $ 215          $111           $104
                                        -------------

Earnings Per Share [LOGO]
================================================================================

GAAP                                    2Q01          1Q01         2Q00
                                       -----         -----        -----
       Operating (1)                   $0.30         $0.27        $0.40

       Core                            $0.28         $0.28        $0.37

Non-Core Items                          2Q01          1Q01         2Q00
                                       -----         -----        -----
    Better (Worse)

   Mortgage Loan Sale                  $ 2.0

   Security Gain (Loss)                  2.7         $(2.1)/(2)/

   Branch Sale Gain                      1.2
                                                                  $ 9.8
Accrual Adjustments                    -----         -----        -----
TOTAL                                  $ 5.9         $(2.1)       $ 9.8

(1) Excluding after-tax impact of $72.1MM of restructuring and other charges

(2) Includes PG&E Loss of $4.2MM

Cash Basis Performance/1/                                              [LOGO]
-------------------------------------------------------------------------------

                 2Q01/2/      1Q01       2Q01
                 ----         ----       ----

EPS             $ 0.33       $ 0.30    $ 0.42

ROA               1.19%        1.11%     1.49%

ROE              13.72%       12.86%    18.97%

(1) Cash basis ratios are based on operating earnings excluding goodwill amortization of $7.1 million (2Q01), $7.2 million (1Q01), and $5.9 million
    (2Q00), net of tax

(2) Income component excludes after-tax impact of $72.1MM of restructuring and other charges

Key Performance Indicators                                  [LOGO]

==================================================================

                              2Q01/1/        1Q01          2Q00
                              ----           ----          ----
EPS                         $ 0.30         $ 0.27         $ 0.40
ROA                           1.05%          0.97%          1.37%
ROE                          12.43%         11.53%         17.79%
Efficiency Ratio             58.59%         61.95%         53.90%
NIM%                          3.97%          3.93%          3.72%
Tangible Equity/Assets/2/     5.97%          6.01%          5.78%

(1) Income component excludes after-tax impact of $72.1MM of restructuring and other charges
(2) Period end

Second Quarter Overview/1/                   [LOGO]

     vs. 1Q01

     * NIM - 3.93% - 3.97%

     * 5% managed loan growth

     * Efficiency ratio of 62.0% - 58.6%

        * Expenses down $0.8MM

        * Revenue up $20MM

     * Net charge offs - 0.55% - 0.73%

     * NPAs - 0.60% - 0.79%

(1) Excludes after-tax impact of $72.1MM restructuring and other charges

Income Statement [LOGO]

     ($ In Millions)

                                       2Q01 /1/        1Q01         2Q00
                                    -------         -------      -------

Net Interest Income                 $ 248.0         $ 243.1      $ 232.8

Provision                             (45.8)          (33.5)       (15.8)

Non-Interest Income                   130.7           115.6        115.6

Security Gains                          2.7             2.1          0.1

Non-Interest Expense                 (233.3)         (234.1)      (198.1)
                                    -------         -------      -------
Pre-Tax Income                      $ 102.4         $  93.0      $ 134.6
                                    -------         -------      -------
Net Income                          $  74.5         $  67.9      $  97.5
                                    =======         =======      =======

(1) Excludes after-tax impact of $72.1MM of restructuring and other charges

Managed Loan Growth [LOGO]

        Average Balance ($ Billions)
                                                 Annualized Growth
                                        2Q01 vs.      1Q01 vs.     2001 vs.
                                2Q01      1Q01          4Q00         2Q00
                              ------    ------        ------       ------
Commercial                    $  6.7B        4%            9%           2%

Commercial Real Estate           3.6         1             6            4
                              -------   ------        ------       ------

   Total Commercial/CRE         10.3         3%            8%           3%

Auto Loan/Lease                  7.1         6           ---           10

Consumer                         4.0         8             8           12

Residential Real Estate          0.9       ---            20            9
                              -------   ------        ------       ------
   Total Consumer             $ 12.0         6%            5%          11%
                              -------   ------        ------       ------
Managed Loans                 $ 22.3B        5%            6%           7%
                              =======

Note: Growth percentages normalized for acquisitions, portfolio sales and securitizations.

Non-Interest Income                                                 [LOGO]
   ($ In Millions)

                                                 Better or (Worse) vs.
                                                 ---------------------
                                     2Q01     1Q01($)  1Q01(%)/1/  2Q00(%)
                                     ----     -------  ----------  ------
Service Charges                     $ 40.7    $   1.8       5%          1%

Brokerage/Insurance                   19.4         .6       3          39

Trust Income                          15.2         .9       6          15

Electronic Banking                    12.2        1.1      10           9

Mortgage Banking                      18.7        8.7      87         131

Other                                 24.5        2.0       9         (15)
                                    ------    -------  ----------  ------
 Total Non-Interest Income /2/      $130.7    $  15.1      13%         13%
                                    ======    =======

(1) Linked quarter percentage growth is not annualized

(2) Excludes security gains

Non-Interest Expense                                            [LOGO]
==============================================================================
    $ In Millions

                                               Better or (Worse) vs.
                                               ---------------------

                                       2Q01   1Q01 ($)   1Q01 (%)/1/  2Q00 (%)
                                       ----   --------   -----------  --------
Personnel & Related Costs            $122.1     $(4.4)      (4)%        (17)%

Occupancy & Equipment                  38.0       1.7        4           (1)

Outside Services                       17.7      (1.0)      (6)         (15)

Amortization of Intangibles            10.4       0.1        1          (13)

Marketing                               7.9       2.1       21           (1)

Other                                  37.2       2.3        6          (54)
                                     ------     -----     ----          ----
Non-Interest Expense                 $233.3     $ 0.8      --- %        (18)%
                                     ======     =====

   (1) Linked quarter percentage growth is not annualized

                             [GRAPH APPEARS HERE]


NPAs/Total Loans + Oreo                          [LOGO]


                 Percent
                --------------------------------------------------------------
                 1Q99   2Q99  3Q99  4Q99  1Q00  2Q00  3Q00  4Q00  1Q01  2Q01
--------------- ------ ------ ----- ----- ----- ----- ----- ----- ----- ------
*  Huntington    0.48   0.46  0.47  0.47  0.45  0.46  0.44   0.51  0.6   0.79
--------------- ------ ------ ----- ----- ----- ----- ----- ----- ----- ------
[] Peer Average  0.55   0.52  0.54  0.55  0.55  0.59  0.61  0.68   0.83
------------------------------------------------------------------------------

Peer Group: ASO, BBT, CMA, FITB, FSR, KEY, NCC, OK, RGBK, USB

                             [GRAPH APPEARS HERE]


NCO / Average Loans/1/                                                   [LOGO]
===============================================================================

Percent


          ----------------------------------------------------------------------
          1Q99    2Q99   3Q99   4Q99   1Q00   2Q00   3Q00   4Q00   1Q01   2Q01
--------------------------------------------------------------------------------
*         0.51    0.38   0.39   0.32   0.35   0.3    0.46   0.5     0.55   0.73
--------------------------------------------------------------------------------
[_]        0.4     0.4   0.39   0.47   0.42  0.37    0.45  0.49     0.59
--------------------------------------------------------------------------------

                     *   Huntington      [_] Peer Average

Peer Group: ASO, BBT, CMA, FITB, FSR, KEY, NCC, OK, RGBK, USB
(1) Excludes impact of restructuring and other charges

Net Charge-Offs Summary                                                   [LOGO]
================================================================================


                                        2Q01/1/        1Q01      2Q00
                                        -------        ----      ----

Commercial                               0.67%         0.41%     0.15%

Commercial R/E                           0.18          0.15      0.03

Consumer                                 0.95          0.78      0.47
                                        -----          ----      ----

     Total                               0.73%         0.55%     0.30%


(1) Excludes impact of restructuring and other charges

  Consumer Charge-Offs                                                [LOGO]
--------------------------------------------------------------------------------

                         2Q01/1/        1Q01      2Q00
                         -------        ----      ----
  Indirect                1.50%         1.43%     0.74%
  Vehicle Lease           1.37          0.89      0.57
                         -------        ----      ----
     Subtotal             1.43          1.13      0.66
  Installment             0.63          0.61      0.46
  Home Equity Lines       0.31          0.34      0.25
  Residential R/E         0.10          0.03      0.03
                         -------        ----      ----
     TOTAL                0.95%         0.78%     0.47%

(1) Excludes impact of restructuring and other charges

Credit Quality                                                            [LOGO]
================================================================================


                                    2Q01             1Q01           2Q00
                                    ----             ----           ----
NPAs/Total Loans + OREO             0.79%            0.60%          0.46%
90+ Days Past Due                   0.32             0.49           0.31
    Consumer                        0.48             0.69           0.46
    Com/CRE                         0.15             0.29           0.15
Reserve/Total Loans                 1.67             1.45           1.45
Reserve/NPAs                      211.20%          239.42%        306.89%

Allowance for Loan Losses                                             [LOGO]
--------------------------------------------------------------------------------

     ($ in millions)


                                     2Q01         Special        2Q01
                                   operating      charge       reported
                                   ---------      ------       --------

     Balance at March 31, 2001      $301.8        $   --        $301.8
        Net charge-offs              (38.1)        (27.4)        (65.5)
        Provision                     45.8          71.7         117.5
        Other                         (1.6)           --          (1.6)
                                    ------        ------        ------
     Balance at June 30, 2001       $307.9        $ 44.3        $352.2


    Annualized loan losses             .73%                       1.25%


    ALL as % of total loans           1.45%                       1.67%

================================================================================

                          Earnings Projection - 2002

  2002 Earnings Projection   [LOGO]
=================================================================

                                                   EPS
                                                   ---

   2001 EPS estimate                          $1.15 - $1.17

         Growth                                0.12 -  0.13

         Restructure charge/branch consol.     0.04 -  0.06

         Florida market disposition            0.02 -  0.06

         Accounting change - goodwill          0.11 -  0.11
                                               ------------

   2002 EPS estimate                          $1.44 - $1.53

Goodwill and CDI Amortization                                       [LOGO]
================================================================================
($ in millions)
                              Projected Balances at December 2001
                              -----------------------------------

Assets                           HBI     Florida       HBI ex-Florida
------                           ---     -------       --------------

Goodwill                       $ 663     $ 472           $ 191

Core deposit intangible           54        54             ---
                               -----     -----           -----
                               $ 717     $ 526           $ 191


Amortization Per Share/1/
-------------------------

Goodwill                       $0.11     $ .07           $ .04

Core deposit intangible          .02       .02             ---
                               -----     -----           -----
                               $0.13     $ .09           $ .04

(1)  Prior to pending change in accounting for goodwill
       - Assumes 251.5 million shares outstanding

Excess Capital - Florida Sale                                       [LOGO]
----------------------------------------------------------------------------
($ in millions)

     Capital Generated/Released

      . Intangibles                                                  $ 526

      . Sale of $2,600MM assets (@6.50%)                               170
                                                                    --------

      . After tax gain (deposit premium * than book value)               ?
                                                                    --------
      . Total Capital Available                                        696 + ?

Capital Required

      . After-tax charge                                    (140)

      . Replenish capital to 6.50%                           (18)     (158)
                                                           -------  --------
Net capital available for stock repurchase                           $ 538 + ?

* Denotes greater than

2002 Earnings Projection                             [LOGO]

  Florida Market Disposition Components
  -------------------------------------

 .  Florida earnings give up/1/                  =

     (Cash earnings - CDI amortization)

 .  Stock repurchase of $300 - $400MM            +

 .  Earnings on excess funding                   +
                                            ---------
                                           $.02 - .06

(1) Excludes benefit from elimination of goodwill amortization ($0.07 in 2002)

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